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                                                                   Exhibit 11(a)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 33- 13283) of The Parkstone Group of Funds of our report dated August 23, 1996 on our audits of the financial statements of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund, the Tax-Free Fund, the High Income Equity Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Balanced Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund constituting the Parkstone Group of Funds as of June 30, 1996 and for the periods then ended referred to in our report incorporated by reference in the Statement of Additional Information. We also consent to the references to our firm under the caption "Financial Highlights" in the Prospectuses for Institutional Shares and Investor A Shares relating to the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund, the Tax-Free Fund, the High Income Equity Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Balanced Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund; the Prospectus for Investor B Shares relating to the High Income Equity Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Balanced Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Bond Fund, the Municipal Bond Fund, and the Michigan Municipal Bond Fund; the Prospectus for Investor C Shares relating to High Income Equity Fund, the Equity Fund, the Small Capitalization Fund, the Large Capitalization Fund, the International Discovery Fund, the Balanced Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, and the Bond Fund and under the caption "Independent Auditors" and "Financial Statements" in the Statement of Additional Information of The Parkstone Group of Funds in Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 33-13283).


                                            /s/ Coopers & Lybrand L.L.P.
                                            ----------------------------------
                                            COOPERS & LYBRAND L.L.P.


Columbus, Ohio
October 8, 1996